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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2001

                       ANCHOR GLASS CONTAINER CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                            0-233-59                       59-3417812
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(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                  File Number)             Identification No.)


One Anchor Plaza
4343 Anchor Plaza Parkway
Tampa, Florida                                                       33634-7513
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code (813) 884-0000
                                                          --------------

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

                  On September 27, 2001, Anchor Glass Container Corporation (the "Company") entered into an amendment (the "Amendment") to the rights agreement (the "Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of September 26, 2001 to clarify that the acquisition of Voting Stock (as defined in the Rights Agreement) or securities convertible into Voting Stock by Owens-Illinois, Inc. would constitute a Triggering Event (as defined in the Rights Agreement) at the time of the closing of the sale of such Voting Stock or securities convertible into Voting Stock pursuant to the Asset Purchase Agreement dated August 20, 2001 among Owens-Illinois, Inc., Consumers Packaging Inc. and the other parties thereto and to eliminate any doubt as to whether Owens-Illinois, Inc. or any of its affiliates or associates may be deemed to Beneficially Own (as defined in the Rights Agreement) any Voting Stock by reason of such Asset Purchase Agreement prior to the time of such closing.

                  A copy of the Amendment is filed herewith as Exhibit 4.1. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit, which is hereby incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

                  4.1 Amendment No. 1 to the Rights Agreement, dated as of September 27, 2001, between Anchor Glass Container Corporation and Continental Stock Transfer & Trust Company, as Rights Agent.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    ANCHOR GLASS CONTAINER CORPORATION



Date:  September 27, 2001           By:    /s/ Lawrence M. Murray
                                       ----------------------------------------
                                    Name:      Lawrence M. Murray
                                    Title:     Sr. V.P. Finance


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                                 EXHIBIT INDEX


Number                      Description
------                      -----------

4.1                         Amendment No. 1 to Rights Agreement, dated as of
                            September 27, 2001, between Anchor Glass Container Corporation and Continental Stock Transfer & Trust Company, as Rights
                            Agent.